UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 15, 2004

Date of Report (Date of earliest event reported)

INFONET SERVICES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-15475	95-4148675
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2160 East Grand Avenue

El Segundo, California 90245

(Address of principal executive offices) (Zip Code)

(310) 335-2600

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05    Amendments to the Code of Ethics.

On September 15, 2004, Infonet Services Corporation (the “Company”) adopted a Code of Business Conduct and Ethics that applies to all directors, officers and full- or part-time employees. The Code of Business Conduct and Ethics replaces the Company’s Code of Ethics and Standards of Business Conduct and its Code of Ethics Applicable to Senior Executives. Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Code of Business Conduct and Ethics.

Item 9.01    Financial Statements and Exhibits.

(c) Exhibits

      99.1 Code of Business Conduct and Ethics.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFONET SERVICES CORPORATION

Date: September 17, 2004	By:	/s/ Paul A. Galleberg
Paul A. Galleberg Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

99.1        Code of Business Conduct and Ethics.